THIS AGREEMENT is dated the 24th day of May 2005

AMONG:

(1) CHOY KWOK FAI of Block C, 6th Floor, Hsia Kung Mansion, No.24 Taikoo Shing Road, Hong Kong (the "Vendor");

(2) KEY CHANCE INTERNATIONAL LIMITED, a company incorporated in the British Virgin Island and having its registered office at P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Island (the "Purchaser"); and

(3) THE ART BOUTIQUE, INC., a company incorporated in the United States of America and having its correspondence address at Rooms 1203-8, 12th Floor, Hang Seng Building, No.77 Des Voeux Road, Central, Hong Kong (the "Parent Company").

WHEREAS:

(A) Micronesian Resort Inc. (the "Company") was incorporated under the laws of the British Virgin Islands as a private limited liability company. Further information concerning the Company is set out in Schedule 1.


(B) As at the date hereof, the Company is the lessee of the Property subject to and under the terms as contained in and under the Lease Agreement.

(C) The Purchaser is a wholly-owned subsidiary company of the Parent Company, which is listed on the Over-The-Counter Bulletin Board operated by the National Association of Securities Dealers in the US under stock code "ARTB".

(D) The Vendor, the Parent Company and the Purchaser are entering into this Agreement for the sale and purchase of the Sale Shares subject to and upon the terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

1.1 In this Agreement (including the Recitals, Schedules and Exhibits), unless the context otherwise requires, the following words and expressions shall have the following meanings ascribed to each of them below:

           "Accounts"                                   means the audited
                                                        balance sheets of the
                                                        Company as at the Last
                                                        Accounts Date and the
                                                        audited profit and loss
                                                        accounts of the Company
                                                        for the period
                                                        commencing from 22nd
                                                        February 2005 to the
                                                        Last Accounts Date;

           "Business Day"                               means a day (other
                                                        than a Saturday) on
                                                        which banks in the state
                                                        of Colorado in the US
                                                        are open for business
                                                        throughout their normal
                                                        business hours;

           "Company"                                    means Micronesian Resort
                                                        Inc., a company
                                                        incorporated  under the
                                                        laws of the British
                                                        Virgin Islands;

          "Completion"                                  means  completion  of
                                                        the sale and  purchase
                                                        of the Sale Shares in
                                                        accordance with the
                                                        terms and conditions of
                                                        this Agreement;

           "Completion  Date"                           means the date
                                                        falling on the third
                                                        Business Day after all
                                                        the conditions set out
                                                        in Clause 3.2 have been
                                                        fulfilled or waived,
                                                        whichever is the
                                                        earlier;

           "Consideration Share"                        means a share of
                                                        the common stock of the
                                                        Parent Company, forming
                                                        part of the Purchase
                                                        Consideration Shares,
                                                        and reference to
                                                        "Consideration Shares"
                                                        shall be construed
                                                        accordingly;

          "Encumbrance"                                 means any mortgage,
                                                        charge,  pledge,  lien,
                                                        (otherwise than  arising
                                                        by  statute or operation
                                                        of  law),   equities,
                                                        hypothecation  or  other
                                                        encumbrance,   priority
                                                        or  security   interest,
                                                        preemptive right
                                                        deferred purchase, title
                                                        retention,leasing, sale-
                                                        and-repurchase  or sale-
                                                        and-leaseback
                                                        arrangement  whatsoever
                                                        over or in any property,
                                                        assets  or  rights  of
                                                        whatsoever  nature and
                                                        includes any agreement
                                                        for any of the same
                                                        and reference to
                                                        "Encumbrances" shall be
                                                        construed accordingly;

           "Family Trust"                               means the "Roman
                                                        Tmetuchl Family Trust",
                                                        a trust created by the
                                                        Head Lessee by way of a
                                                        Declaration of Trust
                                                        dated 28th May 1999;

           "Head Lease Agreement"                       means a lease  agreement
                                                        dated  1st May  1987
                                                        entered into  between
                                                        the  Government  of the
                                                        State of Airai in
                                                        the   Republic of Palau,
                                                        by   and   through   the
                                                        representatives  of the
                                                        Land Authority  named
                                                        under the said lease
                                                        agreement as lessor of
                                                        the one part and the
                                                        Head  Lessee as lessee
                                                        of the other  part for
                                                        the lease of the
                                                        Property  by the Land
                                                        Authority  to the  Head
                                                        Lessee;

           "Head Lessee"                                means Mr.Roman Tmetuchl,
                                                        the lessee  under the
                                                        Head   Lease Agreement;

        "Land Authority"                                means the Airai  State
                                                        Land  Authority  in the
                                                        State of Airai in the
                                                        Republic of Palau;

           "Last Accounts Date"                         means 30th April 2005;

           "Lease Agreement"                            means the
                                                        lease agreement dated
                                                        25th April 2005 entered
                                                        into between the Trustee
                                                        and the Company pursuant
                                                        to which the Trustee has
                                                        leased unto the Company
                                                        the Property subject to
                                                        and under the terms and
                                                        conditions of the said
                                                        lease agreement;

           "Property"                                   means the pieces or
                                                        parcels of ground or
                                                        land situated in a
                                                        location being adjacent
                                                        to the Koror Babelthuap
                                                        Bridge, southwest of
                                                        Ngerebeselch in Airai
                                                        State in the Republic of
                                                        Palau, the location of
                                                        which is identified in a
                                                        plan annexed to the
                                                        Lease Agreement as
                                                        Schedule B;

           "Purchase Consideration Shares"              has the meaning ascribed
                                                        thereto in Clause 4.1;

           "Purchaser's Solicitors"                     means  Messrs.  Kenneth
                                                        C.C.  Man & Co.,  the
                                                        firm of solicitors
                                                        acting  for  both  the
                                                        Purchaser  and  the
                                                        Parent Company in this
                                                        Agreement;

           "Sale Shares" means 80 Shares registered in the name of and beneficially owned by the Vendor representing 80% of the total issued share capital of the Company;

           "Securities Act"                             means US Securities Act
                                                        of 1933, as amended;

           "Shares" means shares of US$1.00 each in the share capital of the Company and reference to
                                                        "Share"  shall  be
                                                        construed accordingly;

           "Taxation"                                   means  all  forms  of
                                                        taxation   including
                                                        overseas taxation  and
                                                        all forms of profits
                                                        tax,  interest  tax,
                                                        estate  duty and stamp
                                                        duty and all  levies,
                                                        imposts, duties,
                                                        charges,  fees,
                                                        deductions  and
                                                        withholdings  whatsoever
                                                        charged  or  imposed  by
                                                        any  statutory,
                                                        governmental  state,
                                                        provincial,  local
                                                        government or  municipal
                                                        authority   whatsoever
                                                        and  the  expression
                                                        "Tax" shall be construed
                                                        accordingly;

           "this Agreement"                             means this share
                                                        exchange  agreement in
                                                        respect of the Sale
                                                        Shares, as amended from
                                                        time to time;

           "Transfer Restrictions"                      means
                                                        transfer restrictions in
                                                        relation to the transfer
                                                        of Purchase
                                                        Consideration Shares or
                                                        any part thereof arising
                                                        under the Securities
                                                        Act;

           "Trustee"                                    means Madam Perpetua
                                                        Tmetuchl who has been
                                                        appointed as the sole
                                                        trustee of and under the
                                                        Family Trust since 1st
                                                        July 1999;

           "US"                                         means United States of
                                                        America;

           "United States Dollars" or the               means United States
                                                        dollars;
           sign "US$"

           "Vendor's Schedule of Exceptions"
                                                        means the schedule
                                                        containing exceptions to
                                                        the representations and
                                                        warranties of the Vendor
                                                        appearing in Schedule 2
                                                        Part IA; and

           "Vendor's Warranties"                        means the
                                                        representations and
                                                        warranties set out in
                                                        Schedule 2 Part I and
                                                        any other
                                                        representations,
                                                        warranties and
                                                        undertakings made by or
                                                        on behalf of the Vendor
                                                        in this Agreement.

1.2 The headings of this Agreement are inserted for convenience only and shall be ignored in construing this Agreement. Unless the context otherwise requires, references in this Agreement to the singular shall be deemed to include references to the plural and vice versa; references to one gender shall include all genders and references to any person shall include an individual, firm, body corporate or unincorporated.

1.3 References in this Agreement to Clauses, Schedules and Exhibits are references to clauses of and schedules and exhibits to, this Agreement and references to sub-clauses and paragraphs are unless otherwise stated, references to sub-clauses and paragraphs of the Clause, sub-clause or, as appropriate, the Schedule or the Exhibit in which the reference appears.

1.4 Reference to any ordinance, regulation or other statutory provision or stock exchange rules in this Agreement includes reference to such ordinance, regulation, provision or rule as modified, consolidated or re-enacted from time to time.

1.5      The Schedules and the Recitals shall form part of this Agreement.

2.       SALE AND PURCHASE OF THE SALE SHARES

2.1 Subject to and upon the terms and conditions of this Agreement, the Vendor shall sell and the Purchaser shall purchase the Sale Shares with effect from Completion free from all Encumbrances together with all rights now or hereafter attaching thereto including but not limited to all dividends paid, declared or made in respect thereof on or after the Completion Date.

3.       CONDITIONS

3.1 The Purchaser shall and shall procure that his agents shall forthwith upon the signing of this Agreement conduct such review of the assets, liabilities, operations and affairs of the Company as it may reasonably consider appropriate and the Vendor shall provide and procure the Company to provide such assistance as the Purchaser or his agents may reasonably require in connection with such review so as to enable the review to be completed on or before 12:00 noon on the date falling 30 days from the date of this Agreement or such later date as the Vendor and the Purchaser may agree under Clause 3.3.

3.2      Completion is conditional upon:

          (1) the Purchaser being satisfied at its sole and absolute discretion with the results of the due diligence review to be conducted under Clause 3.1;

          (2) the Vendor's Warranties (save and except the Vendor's Schedule of Exceptions) remaining true and accurate in all respect;

          (3) the Vendor's Schedule of Exceptions having been delivered by the Vendor in a form reasonably satisfactory to the Purchaser as contemplated by Clause 6.10;

          (4)  the  Accounts   having  been  delivered  by  the  Vendor  to  the
               Purchaser;

          (5)  the Vendor  having  delivered  to the  Purchaser  a  consolidated audited financial statements for the Company prepared in accordance with US Generally Accepted Accounting Principles for the period from the date of its incorporation until the Last Accounts Date and such financial statements shall be in a form suitable for filing with the U.S. Securities and Exchange Commission as required by Form 8-K promulgated under the Securities Act;

          (6) the parties to this Agreement having received all authorizations, consents, and approvals of governmental authorities and third parties that are necessary in order to complete the transactions contemplated hereby;

          (7) the Parent Company and the Vendor having entered into a registration rights agreement in form and substance reasonably satisfactory to the parties to this Agreement pursuant to which the Parent Company shall grant to the Vendor certain rights with respect to the registration of the Purchase Consideration Shares; and

          (8) there being sufficient authorized capital stock of the Parent Company for the purpose of conducting the issue of the Purchase Consideration Shares on Completion.

3.3 If any of the conditions set out in Clause 3.2 has not been satisfied on or before 12:00 noon on the date falling 30 days from the date of this Agreement or such later date as the Purchaser and the Vendor may jointly agree, this Agreement shall cease and terminate (save and except Clause 10 which shall continue to have full force and effect) and none of the parties to this Agreement shall have any obligations and liabilities hereunder against or towards one another save for any antecedent breaches of the terms hereof. Subject to the immediately preceding sentence in this Clause 3.3, none of the parties hereto shall take any action against any of the other parties hereto to claim for damages or to enforce specific performance or any other rights, remedies or relief following the cessation and termination of this Agreement in accordance with this Clause 3.3.

4.       CONSIDERATION

4.1 The aggregate consideration of the sale and purchase of the Sale Shares shall be US$25.00 together with other valuable considerations, which shall be satisfied by the issue of 25,000,000 Consideration Shares ("Purchase Consideration Shares").

4.2 The Purchase Consideration Shares shall be issued by the Parent Company to the Vendor on Completion in the manner as provided in Clause 5.

5.       COMPLETION

5.1 Upon compliance with or fulfillment or waiver of all the conditions set out in Clause 3.2, completion of the sale and purchase of the Sale Shares shall take place at the office of the Purchaser on Completion Date at or before 3:00 p.m. or at such other place and time as both the Vendor and the Purchaser may jointly agree when all the acts and requirements set out in this Clause 5 shall be complied with.

5.2 The Vendor shall deliver or procure the delivery to the Purchaser or to its order of all the following:

     (1) instruments of transfer in respect of the transfer of the Sale Shares duly executed by the registered holder thereof in favour of the Purchaser or its nominee(s) as the Purchaser may direct, and such other documents as may be required to give a good and effective transfer of title to the Sale Shares to the Purchaser or such nominee(s) and to enable the Purchaser or such nominee(s) to become the registered and beneficial holder thereof free from all Encumbrances;

     (2) (i) all statutory records and minute books (which shall be written up to date as at Completion) and other statutory records of the Company;

          (ii) the common seal and all rubber stamps, cheque books, cheque stubs and bank statements, receipt books, all current insurance policies, books and accounts and title deeds and evidence of ownership to all assets and all current contracts and all other accounting records of the Company; and

          (iii)all correspondence and other documents belonging to the Company (including its constitutional documents) or written authorities in favour of the Purchaser for the collection of such documents;

     (3) where directed by the Purchaser, the written resignation of any or all director(s) and company secretary of the Company together with a written acknowledgement under seal from each of them respectively in such form as the Purchaser shall require that he has no claims against the Company whether by way of compensation, remuneration, severance payments, expenses, damages or otherwise;

     (4) copy, certified as true and complete by a director of the Company, of resolution of the board of directors of the Company approving the matters referred to in Clause 5.3; and

     (5) if requested by the Purchaser, the original share certificate for the Sale Shares registered in the name of the Vendor.

5.3 The Vendor shall procure a meeting of the board of directors of the Company at which such matters shall be dealt with and resolved upon as the Purchaser shall require for the purposes of giving effect to the provisions of this Agreement including without limitation, (1) the acceptance of the resignation of the director(s) of the Company as provided under Clause 5.2(3) above; (2) the appointment of such person(s) nominated by the Purchaser as director(s) and secretary of the Company with effect from Completion Date; and (3) the amendment of the signatories and bank mandates for all accounts maintained by the Company with banks and financial institutions in such manner as the Purchaser may require.

5.4 Against compliance and fulfillment of all acts and the requirements set out in Clauses 5.2 and 5.3, the Parent Company shall and the Purchaser shall procure that the Parent Company shall forthwith:

          (1) deliver to the Vendor or its nominee(s) as the Vendor may direct the original share certificate for Purchase Consideration Shares free from all Encumbrances other than the Transfer Restrictions with the name of the Vendor or such nominee(s) registered as the beneficial holder(s) thereof, and such other documents as may be required to give a good and effective transfer of title to Purchase Consideration Shares to the Vendor or such nominee(s) and to enable the Vendor or such nominee(s) to become the registered and beneficial holder thereof free of all Encumbrances other than the Transfer Restrictions;

          (2) procure a meeting of the board of directors of the Parent Company at which such matters shall be dealt with and resolved upon as the Vendor shall require for the purposes of giving effect to the provisions of this Agreement including without limitation, if requested by the Vendor, (i) the appointment of such persons as may be nominated by the Vendor as directors and/or officers of the Parent Company with effect from Completion Date; and (ii) the amendment of the signatories and bank mandates for all accounts maintained by the Parent Company with banks and financial institutions in such manner as the Vendor may require;

          (3) deliver to the Vendor a copy, certified true and complete by an authorized officer of the Parent Company, of resolutions of the board of directors of the Parent Company approving this Agreement and all other transactions contemplated under this Agreement.

5.5 Against compliance and fulfillment of all acts and the requirements set out in Clauses 5.2 and 5.3, the Purchaser shall forthwith:

          (1) pay a sum of US$25.00 to the Vendor as part of the purchase consideration for the purchase of the Sale Shares;

          (2) produce to the Vendor instrument of transfer in respect of the Sale Shares duly executed by the Purchaser or its nominee(s); and

          (3) deliver to the Vendor a copy, certified true and complete by an authorized officer of the Purchaser, of resolutions of the board of directors of the Purchaser approving this Agreement and all other transactions contemplated under this Agreement.

5.6 Upon due and complete performance by the Parent Company and the Purchaser of their obligations under Clause 5.4(1) and Clause 5.5(1) respectively, the Purchaser shall be deemed to have duly fulfilled their payment obligations under Clause 4.

5.7 The parties hereto acknowledge that the original share certificate as referred to in Clause 5.4(1) shall contain one or more legends with reference being made to the Securities Act (as well as any other legends required by the laws of any applicable jurisdiction) whereby such reference shall contain wordings which are substantially similar to the ones appearing on such original share certificate.

6.         VENDOR'S WARRANTIES

6.1 The Vendor warrants to the Purchaser that the Vendor's Warranties set out in Schedule 2 Part I are true and accurate in all material respects as at the date hereof and will continue to be so up to and including the time of Completion and the Vendor hereby further acknowledges that the Purchaser in entering into this Agreement is relying on the Vendor's Warranties. For the avoidance of doubt, the Vendor makes no warranty in respect of all matters, documents and/or information disclosed to the Purchaser or its agents as exceptions from the Vendor's Warranties as set out in the Vendor's Schedule of Exceptions and the Purchaser hereby confirms and agrees that it has no right to make any claim or demand in respect of all such matters, documents and/or information.

6.2 Each of the Vendor's Warranties is without prejudice to any other warranty or undertaking and, except where expressly stated, no clause contained in this Agreement governs or limits the extent or application of any other clause.

6.3 The rights and remedies of the Purchaser in respect of any breach of the Vendor's Warranties shall not be affected by completion of the sale and purchase of the Sale Shares, by any investigation made by or on behalf of the Purchaser into the affairs of the Company, by any failure to exercise or delay in exercising any right or remedy or by any other event or matter whatsoever, except a specific and duly authorized written waiver or release.

6.4 The Vendor hereby undertakes to indemnify and keep indemnified the Purchaser against any losses, liabilities, damages, costs and expenses suffered by the Purchaser as a result of or in connection with any breach of any of the Vendor's Warranties provided that the indemnity contained in this Clause 6.4 shall be without prejudice to any other rights and remedies of the Purchaser in relation to any such breach of the Vendor's Warranties and all such other rights and remedies are hereby expressly reserved to the Purchaser.

6.5 (1) Any claim by the Purchaser in connection with the Vendor's Warranties ("Vendor's Warranty Claim") shall not be made unless the amount of the liabilities in respect of such Vendor's Warranty Claim exceed in aggregate the sum of US$100,000 but if the liabilities exceed that sum the Vendor shall (subject to other provisions hereof) be liable for the whole of such liability and not merely the excess.

     (2) No liability shall be attached to the Vendor in respect of any single Vendor's Warranty Claim unless the amount of such Vendor's Warranty Claim shall exceed US$10,000.

6.6      The Purchaser shall not be entitled to make any Vendor's Warranty Claim

     (1) to the extent that provision for the matter or liability which would otherwise give rise to the claim in question has been made in the Accounts or has otherwise specifically been taken account of in the Accounts;

     (2) if the claim would not have arisen but for a change in legislation made after the Completion Date; and

     (3) to the extent that the relevant matters, documents or information have been disclosed to the Purchaser or its agent in the Vendor's Schedule of Exceptions.

6.7 Where any of the Vendor's Warranties are qualified as being "to the best of the information, knowledge and belief of the Vendor" or "so far as the Vendor is aware" or by any other similar expression, such Vendor's Warranty is deemed to have been made or given to the best of knowledge, information and belief of the Vendor after making due and careful enquiry.

6.8 The maximum aggregate liability of the Vendor in respect of all Vendor's Warranty Claims shall not exceed the purchase consideration as set out in Clause 4.1. The Vendor's Warranties shall survive Completion but no Vendor's Warranty Claims may be brought against the Vendor in respect of any breach of Vendor's Warranties unless written notice of such Vendor's Warranty Claim specifying the particulars of such claim has been received by the Vendor on or before the expiration of eighteen (18) months from the Completion Date.

6.9 The Vendor shall not be liable for breach of any Vendor's Warranties by reason of any act done by or omission or default of the Purchaser or the Parent Company occurring after the execution of this Agreement.

6.10 The Purchaser acknowledges that as at the date of this Agreement the Vendor has not yet delivered the Vendor's Schedule of Exceptions to the Purchaser or its agent as contemplated by this Clause 6. The Vendor shall deliver the Vendor's Schedule of Exceptions to the Purchaser at least 10 days prior to Completion. The Purchaser shall have the opportunity during such 10 day period to review and comment on the Vendor's Schedule of Exceptions and the parties to this Agreement shall use their best efforts to resolve any concerns or comments that the Purchaser may have with the Vendor's Schedule of Exceptions.

7.         PURCHASER'S WARRANTIES

7.1        The Purchaser represents and warrants to the Vendor that:-

           (1) Both the Purchaser and the Parent Company are corporations duly organized, validly existing, and in good standing under the jurisdictions of their respective incorporation. Both the Purchaser and the Parent Company are duly authorized to conduct business and are in good standing under the laws each jurisdiction where such qualification is required. The Parent Company and the Purchaser each have full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Other than the Purchaser, the Parent Company has no subsidiaries and does not control, directly or indirectly, or have any direct or indirect equity participation in any entity.

          (2) The entire authorized capital stock of the Parent Company consists of 50,000,000 shares of common stock, of which 12,471,900 common shares are issued and outstanding as at the date of this Agreement. According to a Form 8-K filed with the Securities and Exchange Commission on 18th May 2005, the Parent Company has engaged Top Harmony Holdings Limited to act as the Parent Company's placement agent who has agreed to seek to complete, on a best effect basis, a subscription or subscriptions by investors of up to 10,000,000 new shares of the Parent Company's common stock in aggregate.

          (3) All of the issued and outstanding common shares of the Parent have been duly authorized, are validly issued, fully paid, and nonassessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.

          (4) Except as disclosed in the reports, statements and other documents filed by the Parent Company with the US Securities and Exchange Commission, as of the date of this Agreement, so far as the Parent Company is aware of, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or, so far as the Parent Company and the Purchaser are aware, threatened against the Parent Company or the Purchaser which, if determined adversely to the Parent Company and/or the Purchaser, could have, individually or in the aggregate, a material adverse effect on the business, assets, or prospects of the Parent Company or the Purchaser which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

8.         GUARANTEE BY PARENT COMPANY

8.1 In consideration of the Vendor entering into this Agreement, the Parent Company hereby unconditionally and irrevocably undertakes to the Vendor to procure the due and punctual performance by the Purchaser of all the obligations expressed to be imposed on or assumed by it under this Agreement and undertakes to indemnify and keep effectively indemnified the Vendor (if necessary by the payment of cash on first demand) against all liabilities, losses, damages, costs and expenses stipulated under this Agreement or otherwise which the Vendor may suffer or incur in connection with any default or delay on the part of the Purchaser in the performance of any such obligations. For the avoidance of doubt, the Parent Company shall only be liable up to the same extent and to the maximum amount by or under which the Purchaser will be liable under this Agreement and that the Parent Company's liability under this Agreement shall not exceed such extent or amount.

8.2 As a separate and independent stipulation it is agreed by the Parent Company that any obligations and undertakings under this Clause 8 which may not be enforceable or becomes unenforceable against the Parent Company on the footing of a guarantee, whether by reason of any legal limitation, disability or incapacity on or of the Purchaser or any other fact or circumstances or other event and whether or not known to the Vendor shall nevertheless be enforceable against the Parent Company as sole or principal obligor in respect thereof.

8.3 Subject to Clause 8.5, the Parent Company shall not be discharged or released from its obligation under this Clause 8 by any arrangement made between the other parties or by any alteration in the obligations on the part of either the Purchaser or the Parent Company under this Agreement or by any time or other indulgence granted by the Vendor.

8.4 The obligations and liabilities of the Parent Company under this Agreement are of continuing nature and shall not be discharged or affected by the dissolution, amalgamation, reconstruction or reorganization of or the change in constitution or control of any of the parties to this Agreement.

8.5 Without prejudice to the other provisions of this Agreement, the obligations and undertakings expressed to be assumed by or imposed on the Parent Company under this Agreement shall remain in force so long as the Purchaser shall have any liability or obligation to the Vendor under this Agreement and until all such liabilities and obligations have been discharged in full.

8.6 The Parent Company hereby waives any right to require a proceeding first against the Purchaser or any other person.

9.         FURTHER ASSURANCE

9.1 The Vendor shall execute, do and perform or procure to be executed, done and performed by other necessary parties all such further acts, agreements, assignments, assurances, deeds and documents as the Purchaser may require effectively to vest the registered and beneficial ownership of the Sale Shares in the Purchaser free from all Encumbrances and with all rights now and hereafter attaching thereto.

9.2 Both the Parent Company and the Purchaser jointly and severally covenant that each of them shall execute and perform such further documents and acts as the Vendor may reasonably require effectively to vest the beneficial and registered ownership of the Purchase Consideration Shares in the Vendor or its nominee(s), all of which free from all Encumbrances (other than the Transfer Restrictions) and with all rights now and hereafter attaching thereto.

10.        CONFIDENTIALITY AND ANNOUNCEMENTS

10.1 The Purchaser will, and will cause its associates and advisers to, treat in confidence all non-public information regarding the Company contained in written documents and materials ("Confidential Material") which they may obtain from the Company and in the event that Completion is not effected and this Agreement is rescinded or otherwise terminated, will return such Confidential Material to the Company. The Purchaser may disclose Confidential Information if, and only to the extent required by applicable law or exchange or automatic quotation system rules.

10.2 No public announcement or communication of any kind shall be made in respect of the subject matter of this Agreement unless an announcement is required pursuant to any applicable law or the requirements of any recognised stock exchange or automatic quotation system.

11.      NOTICES

11.1 Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days' prior written notice specified to the other parties):

     To the Vendor : Block C, 6th Floor, Hsia Kung Mansion, No.24 Taikoo Shing Road, Hong Kong Fax Number :

     To the Purchaser : Rooms 1203-8, 12th Floor, Hang Seng Building, No.77 Des Voeux Road, Central, Hong Kong Fax Number : (852) 2824-0001 Attention : Mr. Ronald Lui (Reference No.: ST- 55138-08-05)

     To the ParentRooms 1203-8, 12th Floor, Hang Seng Building, Company : No.77 Des Voeux Road, Central, Hong Kong Fax Number : (852) 2824-0001 Attention :
     Mr. Ronald Lui (Reference No.: ST- 55138-08-05)

11.2 Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (1) if given or made by letter, when actually delivered to the relevant address; and (2) if given or made by fax, when despatched with a report of the sender confirming successful transmission.

12.      SEVERABILITY

12.1 If any part of this Agreement becomes invalid, illegal or unenforceable the parties hereto shall in such an event negotiate in good faith in order to agree the terms of a mutually satisfactory provision to be substituted for the invalid, illegal or unenforceable provision which as nearly as possible validly gives effect to their intentions as expressed herein.

12.2 If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

          (1) the validity or enforceability in that jurisdiction of any other provision of this Agreement; or

          (2) the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

13.      CAPACITY

13.1 Each party to this Agreement hereby warrants to the other such party that it has full capacity to enter into this Agreement and that such entry does not in any way violate any provision of law, statute, rule, regulation, judgement, writ, injunction, decree or order applicable to it; that this Agreement does not conflict and will not result in the breach or termination of any provision of, or constitute a default under any mortgage, contract or other undertaking binding on it; and will not result in the creation of any liability, charge or Encumbrance whatsoever upon any of its properties or other assets save as contemplated herein.

14.      ENTIRE AGREEMENT

14.1 This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations (whether written or otherwise) and discussions between the parties relating thereto.

15.      AMENDMENTS

15.1 Save as expressly provided herein, no amendment or variation of this Agreement shall be effective unless in writing and signed by the Vendor, a duly authorised representative of each of the Parent Company and the Purchaser.

16.      WAIVER

16.1 The failure or delay of a party hereto to exercise or enforce any right, power, privilege or remedy whatsoever, howsoever or otherwise conferred upon it by this Agreement shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times thereafter, nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver shall be effective unless it is in writing. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

17.      LEGAL REPRESENTATION

17.1 The parties hereto acknowledge and agree that the Purchaser's Solicitors only act for the Purchaser and the Parent Company in this Agreement. The Vendor hereby acknowledges that the Purchaser's Solicitors have duly advised the Vendor that the Purchaser's Solicitors are the solicitors acting only for the Purchaser and the Parent Company in this Agreement, although the Purchaser's Solicitors may witness the execution of this Agreement by the Vendor. The Vendor further acknowledges and confirms that prior to the signing of this Agreement by him, he has been duly advised to seek independent legal advice and representation in connection with this Agreement and to the transactions contemplated by this Agreement.

18.      COUNTERPARTS

18.1 This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same Agreement. Any party may enter into this Agreement by signing any such counterpart.

19.        FACSIMILE EXECUTION

19.1 Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

20.        ASSIGNMENT

20.1 This Agreement shall not be capable of being assigned by any party without the written consent of the other parties.

21.        TIME OF THE ESSENCE

21.1 Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned and as to any dates and periods which may, by agreement in writing between the parties hereto, be substituted therefor.

22.        COSTS AND STAMP DUTY

22.1 Each party shall bear its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation, execution and performance of this Agreement and all documents incidental or relating to Completion.

23.        GOVERNING LAW

23.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado in the US. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.

           IN WITNESS whereof the parties have executed this Agreement the day and year first before written.

THE VENDOR

SIGNED by  Choy Kwok Fai                          )
(holder of Hong Kong Identity Card                )
No.D183250(7)) in the presence of:-               )


THE PURCHASER

SIGNED by                                          )
                                                   )
for and on behalf of Key Chance                    )
International Limited in the presence              )
of:-                                               )








THE PARENT COMPANY

SEALED with the Common Seal of                    )
the Parent Company and SIGNED by                  )
                                                  )
for and on behalf of The Art Boutique,            )
Inc. in the presence of:-                         )

                                   SCHEDULE 1

                                   THE COMPANY



Name                                   :      Micronesian Resort Inc.

Place of Incorporation                 :      British Virgin Islands

Registered Office:                     :      P.O. Box 957, Offshore
                                              Incorporation Centre, Road Town,
                                              Tortola, British Virgin Island

Director                               :      Masakazu Kobayashi
                                              Choy Kwok Fai

Authorised Share Capital               :      US$50,000.00

Issued Share Capital                   :      US$100.00 divided into 100 shares
                                              of US$1.00 each.

Shareholder                            :      (1)   Mr.  Masakazu   Kobayashi
                                                    holding  10  shares  of
                                                    US$1.00  representing  10%
                                                    of  the  issued  share
                                                    capital  of  the
                                  Company; and
                                              (2)   Mr. Choy Kwok Fai holding 90
                                                    shares of US$1.00
                                                    representing 90% of the
                                                    issued share capital of the
                                                    Company.

                                   SCHEDULE 2

                                     PART I

                               VENDOR'S WARRANTIES


REPRESENTATIONS AND WARRANTIES REGARDING THE VENDOR

1. Authorization of Transaction. The Vendor has full power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of the Vendor, enforceable in accordance with its terms and conditions.

2. Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any governmental authority to which the Vendor is subject.

3. Brokers' Fees. The Vendor has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Purchaser or the Parent Company could become liable or obligated.

4. Company Shares. The Vendor owns beneficially and of record the Sale Shares, free and clear of any Encumbrances, Taxation, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Sale Shares represent [80]% of the issued share capital of the Company.

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY

5. Organization and Corporate Matters. The Company has been duly incorporated and is validly existing under the laws of the British Virgin Islands and is not in receivership or liquidation, and that it has taken no steps to enter into liquidation and no petition has been presented for winding up the Company. The copies of the Memorandum and Articles of Association of the Company which have been produced to the Purchaser are accurate and complete in all material respects. So far as the Vendor is aware, the Company has complied with its Memorandum and Articles of Association in all material respects and none of the activities, agreements, commitments or rights of the Company is ultra vires or unauthorised. The statutory books and minute books of the Company has not received any application or request for rectification of the register of members. So far as the Vendor is aware, the business of the Company is not in contravention of any laws, rules and regulations of the British Virgin Islands.

6. Capitalization. The total issued share capital of the Company consists of 100 ordinary shares. Such issued ordinary shares of the Company have been duly authorized, are validly issued, fully paid and are held of record by the Vendor. There are no outstanding or authorized options, warrants, preemptive rights, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue shares in its authorized share capital. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting rights in the Company.

7. Noncontravention. So far as the Vendor is aware, neither the execution and the delivery of this Agreement and the documents referenced herein, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any governmental authority to which the Company is subject or any provision of the Company's constituent instruments or (ii) conflict with, result in a breach of, constitute a default under, terminate, modify, or cancel, or require any notice under any material agreement, permit or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Encumbrance upon any of its assets). The Company will not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any governmental authority in order for the parties to this Agreement to consummate the transactions contemplated by this Agreement or continue the effectiveness of permits relating to the business following Completion.

8. No Brokers' Fees. The Company has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

9. Title to Assets. The Company has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it (including the Property), located on its premises, or shown on the Accounts or acquired after the date thereof.

10. Subsidiaries. The Company does not control, directly or indirectly, or have any direct or indirect equity participation in any other entity.

11. Accounts. The Accounts have been prepared using generally accepted accounting principles of the Hong Kong Special Administrative Region based upon the books and records of the Company applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates on a consolidated basis and the results of operations of the Company for such periods, are consistent with the books and records of the Company (which books and records are correct and complete).

12. Events Subsequent to Last Accounts Date. Since the Last Accounts Date, there has not been any adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company. Without limiting the generality of the foregoing, since that date:

          (i) the Company has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

      (ii) the Company has not entered into any agreement, contract, lease, pricing arrangement or license (or series of related agreements, contracts, leases, arrangements and licenses) either involving more than US$50,000 or outside the ordinary course of business;

      (iii) no party (including the Company) has accelerated, terminated, modified, or cancelled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than US$50,000 to which the Company is a party or by which it or its respective assets is bound;

          (iv) the Company has not imposed or permitted any Encumbrance upon any of its assets, tangible or intangible;

          (v)  the Company has not made any  capital  expenditure  (or series of
               related  capital   expenditures)   either   involving  more  than
               US$50,000 or outside the ordinary course of business;

          (vi) the Company has not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other entity (or series of related capital investments, loans, and acquisitions) either involving more than US$50,000 or outside the ordinary course of business;

          (vii)the  Company  has not  issued  any  note,  bond,  or  other  debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than US$50,000 in the aggregate or outside the ordinary course of business;

          (viii) the Company has not delayed or postponed the payment of accounts payable and other liabilities outside the ordinary course of business;

          (ix) the Company has not cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than US$50,000 or outside the ordinary course of business;

          (x) there has been no change made or authorized in the constituent instruments of the Company;

          (xi) the Company has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, preemptive or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

          (xii)the Company has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

          (xiii) the Company has not experienced any damage, destruction, or loss (whether or not covered by insurance) individually, in the aggregate, more than US$50,000 to its property;

          (xiv)the Company has not made any loan to, or entered into any other transaction with, any of its directors, officers, employees or stockholders outside the ordinary course of business;

          (xv) the Company has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

          (xvi)the Company has not granted any increase in the base compensation of any of its directors, officers, and employees outside the ordinary course of business or made any other change in employment terms for any of its directors, officers, or employees outside the ordinary course of business;

      (xvii) the Company has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other employee benefit plan);

     (xviii) the Company has not made or pledged to make any charitable or other capital contribution outside the ordinary course of business; and

     (xix)no material customer, supplier, representative, distributor, lessee, or lessor has terminated or given notice of its intent to terminate its relationship with the Company.

13. Undisclosed Liabilities. The Company has no any material liability (whether accrued or unaccrued, contingent or not contingent, known or unknown), except for (i) liabilities set forth in the Accounts and (ii) labilities which have arisen after the Last Accounts Date in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

14.      Legal Compliance.


     (i) So far as the Vendor is aware, the Company has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply.

     (ii) So far as the Vendor is aware, the Company is in compliance with the terms and conditions of the application of, all franchises, consents, approvals, licenses, permits, certificates and other authorizations ("Permits" or each "Permit") from any governmental authority that are necessary for the ownership of its assets and the conduct of its respective business as presently conducted in the ordinary course of business. With respect to each such Permit: (A) so far as the Vendor is aware, the Company is not in material breach or default, and no event has occurred which, with notice or lapse of time, or both, would constitute a material breach or default, or permit termination of the Permit; and (B) in relation to Permits which have, as at the date of this Agreement, been duly approved by the governmental authorities or other relevant authorities, the same will continue in full force and effect on identical terms following the consummation of the transactions contemplated hereby.

15. Tax Matters. The Accounts contain appropriate provision for Taxation, including deferred or provisional Taxation liable to be assessed on the Company for the accounting period ended on the Last Accounts Date or for any subsequent period (on the basis of the rates of tax and taxation statutes in force at the Last Accounts Date) in respect of any transaction, event or omission occurring or any income or profits or gains earned, accrued or received by the Company on or prior to the Last Accounts Date or for which the Company is accountable up to such date. Since the Last Accounts Date no further liability or contingent liability for Taxation has arisen. As at the Last Accounts Date, the Company has not received any demand for payment of any taxes and are under no liability to pay any penalty or interest in connection therewith.

16.   The Property.

      (i) As at the date of this Agreement, all the estate, interest, right and title in, under, over or in respect of all the land and premises comprised within the Property are wholly owned by the Land Authority as registered and beneficial owner thereof.

      (ii) The Land Authority possesses good title to the Property free and clear of all claims, charges, mortgages, liens, Encumbrances, leases (with the exception of the Head Lease Agreement only), options, covenants, restrictions, conditions or other agreements affecting the same.

      (iii) The title to the Property is properly constituted by and can be deduced from documents of title which are in possession and under the control of the Land Authority. So far as the Vendor is aware, there are no entries in any public register in the Land Authority against the Property which are adverse to the title of the Land Authority to the Property.

      (iv) So far as the Vendor is aware, there are no covenants, restrictions, burdens, stipulations, conditions, terms or outgoings affecting the Property which are of an unusual or onerous nature or which affect the use or intended use of the Property and there are no other matters which adversely affect the value of the Property or cast any doubt on the right or title to thereto.

      (v) So far as the Vendor is aware, the Head Lease Agreement and the Lease Agreement are valid, subsisting and binding on the parties thereunder and all covenants, restrictions, stipulations, conditions and other terms under each of the Head Lease Agreement and the Lease Agreement have been observed and performed. There is no breach in whatever manner of any of the terms and conditions of either the Head Lease Agreement on the part of the Land Authority or the Head Lessee or the Lease Agreement on the part of the Trustee or the Company.

      (vi) There are no circumstances which would entitle or require the governmental or other authorities of the Republic of Palau or other person to exercise any powers of entry and taking possession or which would otherwise restrict or terminate the continued possession or occupation of the Property or which would prevent the use or intended use of the Property.

      (vii) The present permitted use of the Property include the development or construction of hotels and residential properties thereon and that such permitted use of the Property is not subject to onerous or unusual conditions giving rise to abnormal expenditure.

      (viii) So far as the Vendor is aware, no building or construction work carried out in relation to the Property which would require any consent under or by virtue of any laws and regulations imposed by the Land Authority or the Government of the Republic of Palau or any other relevant legislation has been so carried out without such consent having been properly obtained and any conditions or restrictions imposed thereon have been fully observed and performed.

      (ix) So far as the Vendor is aware, the Property or the occupation or possession thereof is not affected by any order or notice of or proceedings involving any governmental or local authority or other body or any agreement with any of the same.

      (x) The building works which have been carried out at the Property complies with all statutes, regulations, bye-laws and other relevant legislation in the Republic of Palau.

      (xi) All licences under any applicable legislation or regulations which apply to the Property have been obtained and are in full force and effect.

      (xii) The Land Authority has not parted with possession of or agreed to part with possession of the whole or any part of the Property in any manner whatsoever nor will it do so before Completion.

      (xiii) There is no restriction or prohibition, whether imposed under the Head Lease Agreement or any laws and regulations of the Republic of Palau, on the sub-leasing of the Property or any part thereof by the Head Lessee pursuant to and under the Head Lease Agreement and that no prior consent or approval in whatever manner has to be given by the Land Authority or any other regulatory authorities of the Republic of Palau for either sub-leasing of the Property or any part thereof pursuant to and arising from the Head Lease Agreement or entering into the Lease Agreement.

      (xiv) Neither the Land Authority, the Head Lessee, the Family Trust, the Trustee nor the Company has terminated or given any notice to terminate or agreed in whatever manner to terminate the lease under the Head Lease Agreement or the sub-lease under Lease Agreement.

      (xv) Neither the Land Authority, the Head Lessee, the Family Trust, the Trustee nor the Company has varied or modified any of the terms and conditions under the Head Lease Agreement or the Lease Agreement.

      (xvi) Other than the obligations on the part of the Head Lessee towards the Land Authority as provided under the Head Lease Agreement, there are no obligations of whatever nature on the part of the Head Lessee, the Family Trust, the Trustee or the Company towards the Land Authority and/or any other governmental or regulatory authorities of the Republic of Palau, whether expressed or implied, for any matters arising from or in connection with the Head Lease Agreement or the Lease Agreement.

      (xvii) Other than the obligations on the part of the Company towards the Trustee as provided under the Lease Agreement, there are no obligations of whatever nature on the part of the Company towards the Trustee, the Family Trust or any other person, whether expressed or implied, for any matters arising from or in connection with the Head Lease Agreement or the Lease Agreement.

(xviii) The total area of the Property is of at least 1,000,000 square feet.

17.      The Family Trust.
         ----------------
      (i) The Family Trust has been legally and validly created by the Head Lessee by virtue of a Declaration of Trust dated 28th February 1999 ("Declaration of Trust").

      (ii) So far as the Vendor is aware, the Declaration of Trust is a valid, subsisting and enforceable document prepared by the Head Lessee.

      (iii) The Trustee is the sole trustee under the Family Trust and that the appointment of the Trustee as sole trustee of the Family Trust has not been terminated and the term of office of the Trustee as sole trustee of the Family Trust has not expired.

      (iv) The Family Trust has full power, authority and legal capacity to sub-lease the Property to the Company under the Head Lease Agreement.

      (v) The Trustee has full power, authority and legal capacity under the Family Trust to act for or represent the Family Trust to negotiate and enter into the Lease Agreement with the Company and observe and perform all her obligations thereunder.

      (vi) The Trustee has full power, authority and legal capacity to appoint the Mr. Mlib Tmetuchl ("Attorney") as her attorney pursuant to and under the power of attorney entitled "Limited Power of Attorney" dated 18th February 2005 as referred to in the Lease Agreement, which constitutes a valid, subsisting and enforceable document to legally enable or authorize the Attorney to sign for and on behalf of the Trustee under the Lease Agreement.

      (vii) Neither the execution of the Lease Agreement by either the Trustee or the Attorney nor the performance by the Trustee of any of her obligations or the exercise of any of her rights hereunder will conflict with or result in a breach or non-compliance of any law, regulation, judgment, order, authorization, agreement or obligation applicable to her, the Attorney or the Family Trust.

18. Trademarks and trade secrets. The business of each of the Company as now carried on, does not, and is not likely to, infringe any intellectual property right of any other person.

19.   Trading and General Commercial Matters.

     (i) Save as described in the Vendor's Schedule of Exceptions, the Company has never entered into, and is not, as at the date hereof, party to :-

(a)      any contracts not made in the ordinary course of business;

(b)      any sales agency, distribution, or purchasing agreements;

(c)      any agency or partnership arrangement; or

(d) any contract involving payment to or from the Company in excess of US$50,000.00.

      (ii) The Company is not in material default under any provision of any contract or agreement to which it is a party or by which it is bound and no event has occurred which constitutes a default, or which with the giving of notice or the passage of time or otherwise, would constitute a default under such contract or agreement or which would require the premature repayment of any loans or other amounts due thereunder.

     (iii)So far as the Vendor is aware, the books and records of the Company accurately present and reflect in accordance with generally accepted accounting principles and standards within their respective jurisdictions of incorporation and all transactions entered into by the Company or to which any of them has been a party and all documents which are subject to stamp or similar duty have been duly stamped.

     (iv) So far as the Vendor is aware, the Company is not the subject of any official investigation or inquiry and there are no facts which are likely to give rise to any such investigation or inquiry.

     (v) So far as the Vendor is aware, the Company has at all times carried on its businesses in compliance with all applicable laws and regulations and the Company has not committed any criminal offence or any tort or any breach of the requirements or conditions of any statute, treaty, regulation, bye-law or other obligation relating to the Company, or the carrying on of its businesses and without prejudice to the generality of the foregoing, the Company has obtained all licences and consents necessary for the carrying on of its businesses, and all such licences and consents are valid and subsisting and as far as the Vendor is aware, there is no reason why any of them should be suspended, cancelled or revoked.

     (vi) There are in force no power of attorneys given by the Company. No person in the capacity of an agent is entitled or authorized to bind or commit the Company to any obligation.

20. Notes and Accounts Receivable. All notes and accounts receivable of the Company are reflected properly on their books and records, are valid receivables subject to no set off or counterclaim, are subject to adequate reserves, and had arisen in the ordinary course of business of the Company, as applicable for bona fide services rendered or products sold.

21. Insurance. The Company has sufficient insurance (if any) in place as is customary for companies having business and assets similar to the business and assets of the Company. This insurance will remain in place immediately following Completion.

22.   Litigation.

     (i) So far as the Vendor is aware, the Company is not involved whether as plaintiff or defendant or otherwise in any civil, criminal or arbitration proceedings (apart from those arising in the ordinary course of business) or in any proceedings before any tribunal and no such proceedings are threatened or pending.

     (ii) There is no unsatisfied, court order or tribunal or arbitral award outstanding against the Company and no distress, execution or process has been levied on any part of their businesses or assets.

23. Employees. There are no executive, officer or employee employed by the Company except the Vendor.

24. Disclosure. The representations and warranties contained in this Part I of
Schedule 2 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Part I of Schedule 2 not misleading.

25. General. All information contained in this Agreement and all other information concerning the Company and/or any part or parts of its business operations assets and liabilities (actual or contingent) supplied in the course of the negotiations leading to this Agreement to the Purchaser or the Purchaser's Solicitors or other professional advisers was when given true, complete and accurate in all respects and there is no fact or matter which has not been disclosed which renders any such information or documents untrue, inaccurate or misleading at the date of this Agreement or which if disclosed might reasonable be expected to influence adversely the Purchaser's decision to purchase the Sale Shares on the terms of this Agreement.

                                   SCHEDULE 2

                                     PART IA

                         VENDOR'S SCHEDULE OF EXCEPTIONS


To be provided at a later date in accordance with Section 6.10 of the Agreement.